UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21601

PIMCO Income Strategy Fund II
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

William G. Galipeau - 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-877-4626

Date of fiscal year end:	July 31, 2014

Date of reporting period:	July 31, 2014

ITEM 1. Report to Shareholders

Table of Contents

2 – 3	Letter from Chairman of the Board & President
4	Fund Insights
5 – 7	Performance & Statistics
8 – 32	Schedules of Investments
33	Statements of Assets and Liabilities
34	Statements of Operations
35 – 36	Statements of Changes in Net Assets
37 – 59	Notes to Financial Statements
60 – 61	Financial Highlights
62	Report of Independent Registered Public Accounting Firm
63	Tax Information/Proxy Voting Policies & Procedures
64 – 65	Shareholder Meeting Results
66	Loan Investments and Origination/Changes to Board of Trustees
67 – 79	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements
80 – 81	Privacy Policy
82 – 83	Dividend Reinvestment Plan
84 – 86	Board of Trustees
87	Fund Officers

July 31, 2014 | Annual Report 1

Letter from Chairman of the Board & President

Dear Shareholder:

After three years of generally moderate growth, the US economy contracted during the first quarter of 2014. However, this proved to be a temporary setback as the economy expanded during the second quarter of the year. Longer-term bond yields declined and stocks produced very strong returns during the 12 months ended July 31, 2014.

12-Month Period in Review through July 31, 2014

For the 12-month period ended July 31, 2014:

•            PIMCO Income Strategy Fund returned 13.82% on net asset value (“NAV”) and 9.95% on market price.

•            PIMCO Income Strategy Fund II returned 15.88% on NAV and 12.39% on market price.

During the reporting period, Barclays US Credit Index, a measure of high quality corporate bond performance, rose 6.64%; the Barclays US High Yield Bond Index, a measure of below investment-grade corporate bond performance, returned 8.19%; and government bonds, represented by the Barclays Intermediate-Term Treasury Index, gained 1.12%. The Barclays US Aggregate Bond Index, a broad credit market measure of government and corporate securities, increased 3.97% and mortgage-backed securities, reflected by the Barclays Fixed Rate Mortgage Backed-Securities Index, rose 4.17%. As for stocks, the Standard & Poor’s 500 Index advanced 16.94% during the fiscal 12-month period ended July 31, 2014.

After several years of positive growth, severe winter weather in parts of the United States constrained the US economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 3.5% annual pace during the fourth quarter of 2013, contracted at an annual pace of 2.1% during the first quarter of 2014 and then expanded at an estimated 4.2% annual pace during the second quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset-purchase program contributed to bond-yield volatility during the December to May period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In July, the Fed repeated that it would not raise rates in the near future, saying that it “likely

2 Annual Report | July 31, 2014

will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Receive this report electronically and eliminate paper mailings. To enroll, visit: pimco.com/edelivery.

Outlook

We remain constructive on the US economic recovery, as confirmed by the meaningful bounce in GDP during the second quarter. Fed officials have tied the outlook for monetary policy to incoming economic data. Based on our forecasts for growth, we believe that Fed asset purchases will end in the fourth quarter of 2014, with lift-off in the fed funds rate possible in mid-2015.

Please note, at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”), previously the sub-adviser, replaced Allianz Global Investors Fund Management LLC as the investment manager.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33PIMCO (844-337-4626). In addition, a wide range of information and resources is available on PIMCO’s website, pimco.com/closedendfunds.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman	President & CEO*

* President & CEO through September 5, 2014.

July 31, 2014 | Annual Report 3

Fund Insights

PIMCO Income Strategy Fund/
PIMCO Income Strategy Fund II

July 31, 2014 (unaudited)

For the 12-months ended July 31, 2014, PIMCO Income Strategy Fund returned 13.82% on net asset value (“NAV”) and 9.95% on market price. For the 12-months ended July 31, 2014, PIMCO Income Strategy Fund II returned 15.88% on NAV and 12.39% on market price.

The unmanaged Barclays US Aggregate Bond Index and Barclays US Credit Index returned 3.97% and 6.64%, respectively, during the reporting period. The US fixed income market experienced periods of volatility during the 12-month reporting period ended July 31, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, short-term Treasury yields rose during the reporting period, whereas longer-term Treasury yields edged modestly lower. Longer-term Treasury yields fell as investor risk aversion increased due to concerns about moderating global growth and uncertainties overseas. The benchmark 10-year Treasury bond began the reporting period yielding 2.60% and ended the period at 2.58%.

While the US credit market was also volatile at times, it significantly outperformed the overall bond market. The credit market was supported by declining long-term interest rates. Investor sentiment for the asset class was also positive given generally strengthening fundamentals, overall solid corporate profits and low defaults. Against this backdrop, investment demand was robust for much of the reporting period as investors sought to generate incremental yield in the low interest rate environment.

Sector exposures and yield curve positioning impact the Funds’ performance

During the reporting period, PIMCO Income Strategy Fund and PIMCO Income Strategy II Fund (the “Funds’“) outperformed the broad US fixed income market (as measured by the Barclays US Aggregate Bond Index) as well as the US credit market (as measured by the Barclays US Credit Index).

The Funds’ allocation to non-agency mortgage-backed securities contributed to results, as the sector performed well, supported by the improving US housing market. The Funds’ overweighting to the Financial sector was beneficial. In particular, the Funds’ allocation to bank capital was rewarded due to continued deleveraging of their balance sheets. Elsewhere, the Funds’ allocation to municipal bonds, especially taxable municipal bonds, helped performance as they were supported by declining yields.

An underweighting to high yield bonds detracted from the Funds’ results, as the sector outperformed the broad credit market during the reporting period. Having an underweighting to the long end of the yield curve was negative for the Funds’ performance, as the yield curve flattened during the 12-months ended July 31, 2014. The Funds’ tactical allocation to Brazilian local rates in the third quarter of 2013 detracted from performance, as rates increased sharply during this period.

4 Annual Report | July 31, 2014

Performance & Statistics

PIMCO Income Strategy Fund

July 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	9.95%	13.82%
5 Year	18.92%	19.99%
10 Year	5.76%	6.90%
Commencement of Operations (8/29/03) to 7/31/14	5.88%	6.70%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/14	Market Price	$11.87
	NAV	$12.15
NAV	Discount to NAV	-2.30%
Market Price	Market Price Yield(2)	9.10%
	Leverage Ratio(3)	29.24%

July 31, 2014 | Annual Report 5

Performance & Statistics

PIMCO Income Strategy Fund II

July 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	12.39%	15.88%
5 Year	19.17%	19.79%
Commencement of Operations (10/29/04) to 7/31/14	4.36%	5.29%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/14	Market Price	$10.50
	NAV	$10.88
NAV	Discount to NAV	-3.49%
Market Price	Market Price Yield(2)	9.14%
	Leverage Ratio(3)	20.05%

6 Annual Report | July 31, 2014

Performance & Statistics

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

July 31, 2014 (unaudited)

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of this presentation by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). The Funds use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ consideration of industry practice.When a bond is not rated by Moody’s, it is designated in the chart above as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Pacific Investment Management Company LLC, the investment manager to the Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at July 31, 2014.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) that may be outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

July 31, 2014 | Annual Report 7

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014

Principal Amount (000s)		Value
Corporate Bonds & Notes – 31.5%
	Airlines – 0.5%
	American Airlines Pass-Through Trust (b)(e)(f),
$3,458	9.73%, 9/29/14	$108,596
1,527	10.18%, 1/2/13	15,273
1,159	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,333,150
630	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	709,892
		2,166,911
	Auto Manufacturers – 4.1%
12,700	Ford Motor Co., 7.70%, 5/15/97 (i)	16,089,008
	Banking – 9.6%
	Barclays Bank PLC,
4,700	7.625%, 11/21/22	5,261,062
£6,300	14.00%, 6/15/19 (g)	14,518,531
$800	Citigroup, Inc., 6.125%, 8/25/36	921,954
300	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.40%, 6/29/17 (g)	337,875
£1,600	Credit Agricole S.A., 7.50%, 6/23/26 (g)	2,728,292
	LBG Capital No. 1 PLC,
€200	7.375%, 3/12/20	292,550
$2,000	8.50%, 12/17/21 (a)(c)(g)	2,201,904
£534	LBG Capital No. 2 PLC, 9.125%, 7/15/20	959,229
2,900	Lloyds Banking Group PLC, 7.625%, 6/27/23 (g)	5,153,112
$1,550	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g)	1,852,560
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	3,414,579
		37,641,648
	Diversified Financial Services – 3.8%
$3,400	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(j) (acquisition cost-$3,366,000; purchased 11/18/13)	3,642,352
2,441	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(j) (acquisition cost-$2,411,501; purchased 9/23/13)	2,533,040
8,200	Rio Oil Finance Trust, 6.25%, 7/6/24 (a)(b)(c)(i)(j) (acquisition cost-$8,199,836; purchased 6/12/14)	8,554,568
		14,729,960
	Electric Utilities – 4.0%
1,138	Bruce Mansfield Unit, 6.85%, 6/1/34	1,269,412
	Red Oak Power LLC,
8,296	8.54%, 11/30/19	9,042,992
5,000	9.20%, 11/30/29	5,575,000
		15,887,404
	Insurance – 3.9%
2,000	AIG Life Holdings, Inc., 8.125%, 3/15/46 (a)(b)(c)(i)(j) (acquisition cost-$1,753,150; purchased 7/12/10)	2,796,902

8 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

Principal Amount (000s)		Value
	Insurance (continued)
	American International Group, Inc.,
$7,500	6.25%, 3/15/87 (converts to FRN on 3/15/37) (i)	$8,401,815
2,893	8.175%, 5/15/68 (converts to FRN on 5/15/38)	4,010,421
		15,209,138
	Media – 0.6%
1,700	Time Warner Cable, Inc., 7.30%, 7/1/38 (i)	2,271,310
	Oil, Gas & Consumable Fuels – 2.5%
1,600	Anadarko Petroleum Corp., 7.00%, 11/15/27	1,887,365
7,600	Pertamina Persero PT, 6.45%, 5/30/44 (a)(c)	7,980,000
		9,867,365
	Telecommunications – 2.5%
1,900	CenturyLink, Inc., 7.60%, 9/15/39	1,909,500
7,000	Northwestern Bell Telephone, 7.75%, 5/1/30	7,892,248
		9,801,748
Total Corporate Bonds & Notes (cost-$112,885,966)		123,664,492
U.S. Government Agency Securities – 31.1%
	Fannie Mae, CMO,
35,156	3.50%, 12/25/32-2/25/43, IO	7,154,001
10,154	4.00%, 11/25/42-1/25/43, IO	1,970,981
1,309	5.214%, 7/25/43 (b)(l)	1,002,019
506	5.218%, 12/25/42 (b)(l)	385,641
1,892	5.768%, 1/25/43 (b)(l)	1,428,028
22,264	5.995%, 11/25/42-2/25/43, IO (l)	5,233,431
6,954	6.445%, 4/25/41, IO (l)	1,228,045
4,423	9.79%, 6/25/43 (b)(l)	4,506,727
4,481	11.853%, 6/25/43 (b)(l)	4,622,547
132	14.546%, 12/25/40 (b)(l)	175,208
	Freddie Mac, CMO,
117,919	2.50%, 10/15/27-1/15/28, IO	12,335,427
81,016	3.50%, 5/15/39, IO	13,221,254
12,614	9.556%, 1/15/41 (b)(l)	12,160,383
628	9.697%, 11/15/40 (b)(l)	622,382
2,187	11.596%, 8/15/43 (b)(l)	2,330,328
13,952	11.728%, 3/15/44 (b)(l)	14,483,367
17,600	Freddie Mac Strip, 9.424%, 6/1/44-8/15/44, CMO (b)(d)(f)(l)	19,940,651
	Ginnie Mae, CMO (b)(l),
14,714	7.207%, 5/16/41 (i)	14,532,445
4,100	8.592%, 8/20/39	4,540,976
Total U.S. Government Agency Securities (cost-$123,280,188)		121,873,841
Mortgage-Backed Securities – 18.5%
102	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	87,920
	Banc of America Funding Trust, CMO,
3,420	6.00%, 8/25/36	3,425,849
1,872	6.00%, 3/25/37	1,591,854
3,157	6.00%, 8/25/37	2,803,294

July 31, 2014 | Annual Report 9

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

Principal Amount (000s)		Value
	BCAP LLC Trust, CMO (a)(c)(l),
$911	5.315%, 3/26/37	$321,406
272	16.266%, 6/26/36	73,789
	Bear Stearns ALT-A Trust, CMO (l),
724	2.612%, 9/25/35	584,440
346	2.663%, 11/25/36	243,839
1,225	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	1,138,182
	Chase Mortgage Finance Trust, CMO,
10	2.51%, 12/25/35 (l)	9,045
954	6.00%, 2/25/37	857,861
633	6.00%, 7/25/37	553,810
1,785	6.25%, 10/25/36	1,577,666
163	Citicorp Mortgage Securities Trust, 5.50%, 4/25/37, CMO	168,249
	Countrywide Alternative Loan Trust, CMO,
310	5.50%, 3/25/35	291,988
3,910	5.50%, 12/25/35	3,416,846
145	5.50%, 3/25/36	120,654
1,570	5.644%, 4/25/36 (l)	1,165,418
372	5.75%, 1/25/35	382,531
338	6.00%, 2/25/35	363,045
2,417	6.00%, 5/25/36	2,092,068
1,155	6.00%, 4/25/37	982,195
967	6.00%, 8/25/37	764,459
725	6.25%, 11/25/36	689,426
1,563	6.25%, 12/25/36 (l)	1,314,897
442	6.50%, 8/25/36	331,881
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
70	2.471%, 2/20/35 (l)	70,072
1,351	5.50%, 10/25/35	1,289,486
617	5.75%, 3/25/37	573,471
1,402	6.00%, 5/25/36	1,322,897
507	6.00%, 2/25/37	483,185
699	6.00%, 3/25/37	664,355
127	6.00%, 4/25/37	119,350
764	6.25%, 9/25/36	681,014
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
393	6.00%, 2/25/37	357,258
1,237	6.75%, 8/25/36	993,970
	GSR Mortgage Loan Trust, CMO,
153	5.50%, 5/25/36	143,608
4,937	6.00%, 2/25/36	4,430,898
57	Harborview Mortgage Loan Trust, 2.594%, 7/19/35, CMO (l)	53,368
2,066	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	1,456,754
	JPMorgan Alternative Loan Trust, CMO,
1,673	2.576%, 3/25/37 (l)	1,319,980
1,840	2.608%, 3/25/36 (l)	1,494,819
1,200	6.31%, 8/25/36	979,664

10 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

Principal Amount (000s)		Value
	JPMorgan Mortgage Trust, CMO,
$573	2.598%, 1/25/37 (l)	$505,102
575	2.604%, 2/25/36 (l)	512,192
1,020	5.00%, 3/25/37	945,936
87	5.75%, 1/25/36	81,528
258	6.00%, 8/25/37	232,193
1,572	Merrill Lynch Mortgage Investors Trust, 2.797%, 3/25/36, CMO (l)	1,097,688
3,694	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (l)	2,611,480
1,024	Residential Accredit Loans, Inc., 6.00%, 6/25/36, CMO	836,203
	Residential Asset Securitization Trust, CMO,
1,014	5.75%, 2/25/36	859,793
418	6.00%, 9/25/36	279,577
696	6.00%, 3/25/37	543,253
1,601	6.00%, 5/25/37	1,436,343
1,058	6.00%, 7/25/37	805,526
1,766	6.25%, 9/25/37	1,303,176
	Residential Funding Mortgage Securities I, CMO,
1,865	3.664%, 8/25/36 (l)	1,659,776
256	6.00%, 9/25/36	236,766
633	6.00%, 1/25/37	588,878
3,418	6.00%, 6/25/37	3,049,968
	Structured Adjustable Rate Mortgage Loan Trust, CMO (l),
1,731	2.466%, 11/25/36	1,410,470
671	4.925%, 3/25/37	503,798
2,141	5.025%, 5/25/36	1,786,186
1,406	5.056%, 1/25/36	1,082,565
762	5.358%, 7/25/36	712,827
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (l),
307	2.697%, 2/25/37	268,870
1,972	2.707%, 4/25/37	1,691,936
	WaMu Mortgage Pass-Through Certificates, CMO (l),
222	2.342%, 9/25/36	203,574
657	4.61%, 2/25/37	615,369
891	6.089%, 10/25/36	770,265
850	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 6.50%, 8/25/34, CMO	885,308
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
357	2.61%, 7/25/36 (l)	328,685
1,229	2.612%, 7/25/36 (l)	1,206,715
710	2.613%, 8/25/36 (l)	680,498
179	2.615%, 4/25/36 (l)	173,163
427	5.75%, 3/25/37	416,637
248	6.00%, 6/25/37	245,645
355	6.00%, 7/25/37	351,788
Total Mortgage-Backed Securities (cost-$65,935,028)		72,706,438

July 31, 2014 | Annual Report 11

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

Principal Amount (000s)		Value
Asset-Backed Securities – 5.3%
$273	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	$234,173
	Countrywide Asset-Backed Certificates,
3,500	0.715%, 12/25/35 (l)	3,255,241
3,000	5.307%, 8/25/35	2,789,193
	GSAA Home Equity Trust,
8,078	5.772%, 11/25/36 (l)	5,003,078
930	6.295%, 6/25/36	561,843
3,782	Lehman XS Trust, 5.627%, 6/24/46	3,003,410
374	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	376,994
178	Mid-State Trust IV, 8.33%, 4/1/30	180,973
734	Mid-State Trust VII, 6.34%, 10/15/36	776,200
543	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (l)	405,615
6,978	Securitized Asset-Backed Receivables LLC Trust, 0.295%, 5/25/36 (l)	4,086,673
Total Asset-Backed Securities (cost-$19,589,990)		20,673,393
Municipal Bonds – 5.1%
	California – 1.4%
1,000	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	1,137,240
600	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	660,570
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,711,240
		5,509,050
	Illinois – 1.8%
6,000	Chicago, GO, 7.517%, 1/1/40, Ser. B	7,198,140
	Nebraska – 1.9%
6,400	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	7,280,320
	New Jersey – 0.0%
200	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	148,410
Total Municipal Bonds (cost-$18,427,599)		20,135,920

Shares
Preferred Stock – 4.4%
	Banking – 1.4%
207,100	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (k)	5,628,978
	Diversified Financial Services – 1.9%
6,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (g)	7,331,250
	Electric Utilities – 1.1%
171,600	Entergy Texas, Inc., 5.625%, 6/1/64	4,321,317
Total Preferred Stock (cost-$16,622,507)		17,281,545

12 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 4.1%
	Repurchase Agreements – 3.8%
$14,200	Citigroup Global Markets, Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $14,200,051; collateralized by U.S. Treasury Notes, 1.25%, due 10/31/18, valued at $14,502,646 including accrued interest	$14,200,000
584	State Street Bank and Trust Co., dated 7/31/14, 0.00%, due 8/1/14, proceeds $584,000; collateralized by U.S. Treasury Notes, 0.875%, due 5/15/17, valued at $600,000 including accrued interest	584,000
Total Repurchase Agreements (cost-$14,784,000)		14,784,000
	U.S. Treasury Obligations – 0.3%
1,140	U.S. Treasury Bills, 0.047%, 1/22/15 (h)(m) (cost-$1,139,744)	1,139,738
Total Short-Term Investments (cost-$15,923,744)		15,923,738
Total Investments (cost-$372,665,022) – 100.0%		$392,259,367

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $28,103,961, representing 7.2% of total investments.

(b)         Illiquid.

(c)          144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         When-issued or delayed-delivery. To be settled/delivered after July 31, 2014.

(e)          In default.

(f)           Fair-Valued–Securities with an aggregate value of $20,064,520, representing 5.1% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)         All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)             All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)            Restricted. The aggregate acquisition cost of such securities is $15,730,487. The aggregate value is $17,526,862, representing 4.5% of total investments.

(k)         Dividend rate is fixed until the first call date and variable thereafter.

(l)             Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(m)     Rates reflect the effective yields at purchase date.

July 31, 2014 | Annual Report 13

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

(n)  Interest rate swap agreements outstanding at July 31, 2014:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Depreciation
Bank of America	$401,700	10/16/19	3-Month USD-LIBOR	2.00%	$(706,142)	$–	$(706,142)
Nomura Global Financial Products	388,300	10/16/19	3-Month USD-LIBOR	2.00%	(682,586)	120,507	(803,093)
					$(1,388,728)	$120,507	$(1,509,235)

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley (CME)	$107,000	9/17/43	3.75%	3-Month USD-LIBOR	$(9,074,517)	$(3,071,817)
Morgan Stanley (CME)	107,000	6/19/44	3-Month USD-LIBOR	3.50%	4,689,415	8,180,035
					$(4,385,102)	$5,108,218

(o)  Forward foreign currency contracts outstanding at July 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
378,432 Brazilian Real settling 8/4/14	Barclays Bank	$169,321	$166,802	$(2,519)
1,030,087 Brazilian Real settling 8/4/14	JPMorgan Chase	454,303	454,033	(270)
651,655 Brazilian Real settling 8/4/14	UBS	288,279	287,231	(1,048)
16,184,000 British Pound settling 8/5/14	Barclays Bank	27,496,616	27,323,218	(173,398)
5,000 Euro settling 8/5/14	Citigroup	6,823	6,695	(128)
4,050,000 Euro settling 9/3/14	Citigroup	5,443,504	5,423,663	(19,841)
4,183,000 Euro settling 8/5/14	JPMorgan Chase	5,657,841	5,601,264	(56,577)
6,000 Euro settling 8/5/14	Morgan Stanley	8,211	8,034	(177)

Sold:
378,432 Brazilian Real settling 8/4/14	Barclays Bank	166,901	166,802	99
378,432 Brazilian Real settling 9/3/14	Barclays Bank	167,886	165,339	2,547
1,030,087 Brazilian Real settling 8/4/14	JPMorgan Chase	455,983	454,033	1,950
651,655 Brazilian Real settling 8/4/14	UBS	287,402	287,231	171
16,184,000 British Pound settling 8/5/14	Bank of America	27,464,248	27,323,218	141,030
16,184,000 British Pound settling 9/3/14	Barclays Bank	27,490,305	27,316,860	173,445
9,000 Euro settling 6/15/15	Bank of America	12,237	12,072	165
22,000 Euro settling 6/13/16	Bank of America	30,086	29,770	316
4,000 Euro settling 6/27/16	Bank of America	5,508	5,415	93
5,000 Euro settling 6/15/15	Barclays Bank	6,793	6,707	86
5,000 Euro settling 6/27/16	Barclays Bank	6,875	6,768	107
4,000 Euro settling 6/15/15	BNP Paribas	5,424	5,365	59
4,050,000 Euro settling 8/5/14	Citigroup	5,443,200	5,423,170	20,030

14 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
5,000 Euro settling 6/15/15	Citigroup	$6,835	$6,707	$128
144,000 Euro settling 8/5/14	Credit Suisse First Boston	196,456	192,824	3,632
4,173,000 Euro settling 4/21/15	Credit Suisse First Boston	5,657,541	5,594,351	63,190
7,000 Euro settling 6/15/15	Credit Suisse First Boston	9,501	9,389	112
3,000 Euro settling 6/13/16	Deutsche Bank	4,108	4,060	48
6,000 Euro settling 6/15/15	Morgan Stanley	8,225	8,048	177
7,000 Euro settling 6/13/16	Morgan Stanley	9,627	9,472	155
5,000 Euro settling 6/15/15	National Australia Bank	6,800	6,707	93
8,000 Euro settling 6/13/16	National Australia Bank	10,962	10,825	137
7,000 Euro settling 6/27/16	National Australia Bank	9,632	9,476	156
				$153,968

(p)         At July 31, 2014, the Fund held $625,000 in cash as collateral and pledged cash collateral of $248,159 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(q)         Open reverse repurchase agreements at July 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Canada	0.375%	7/21/14	8/21/14	$12,959,485	$12,958,000
	0.50	7/23/14	8/6/14	12,195,524	12,194,000
UBS	0.38	7/7/14	8/8/14	8,038,121	8,036,000
	0.40	7/23/14	8/13/14	14,472,447	14,471,000
					$47,659,000

(r)            The weighted average daily balance of reverse repurchase agreements during the year ended July 31, 2014 was $10,632,559, at a net weighted average interest rate of 0.002%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2014 was $52,646,049.

At July 31, 2014, the Fund held U.S. Government Agency Securities and Corporate Bonds valued at $454,315 and $561,263, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

July 31, 2014 | Annual Report 15

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

(s)  Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$–	$2,166,911	$2,166,911
Diversified Financial Services	–	12,196,920	2,533,040	14,729,960
Electric Utilities	–	14,617,992	1,269,412	15,887,404
All Other	–	90,880,217	–	90,880,217
U.S. Government Agency Securities	–	101,933,190	19,940,651	121,873,841
Mortgage-Backed Securities	–	72,706,438	–	72,706,438
Asset-Backed Securities	–	20,673,393	–	20,673,393
Municipal Bonds	–	20,135,920	–	20,135,920
Preferred Stock:
Banking	5,628,978	–	–	5,628,978
All Other	–	11,652,567	–	11,652,567
Short-Term Investments	–	15,923,738	–	15,923,738
	5,628,978	360,720,375	25,910,014	392,259,367
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	407,926	–	407,926
Interest Rate Contracts	–	8,180,035	–	8,180,035
	–	8,587,961	–	8,587,961
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(253,958)	–	(253,958)
Interest Rate Contracts	–	(4,581,052)	–	(4,581,052)
	–	(4,835,010)	–	(4,835,010)
Totals	$5,628,978	$364,473,326	$25,910,014	$396,012,318

At July 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended July 31, 2014, was as follows:

	Beginning Balance 7/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$9,807,590	$1,386,942	$(12,146,010)†	$(27,715)	$6,685,355	†	$(3,539,251)	$–	$–	$2,166,911
Diversified Financial Services	–	2,449,547	(38,504)	910	451		120,636	–	–	2,533,040
Electric Utilities	27,382	1,278,377	(522,807)††	(1,195)	(3,876)		491,531	–	–	1,269,412
U.S. Government Agency Securities	3,728,708	20,204,404	(3,849,405)	–	57,771		(200,827)	–	–	19,940,651
Mortgage-Backed Securities	7,858,372	–	(7,589,919)	7,995	(218,583	)†††	15,924	–	(73,789)	–
Totals	$21,422,052	$25,319,270	$(24,146,645)	$(20,005)	$6,521,118		$(3,111,987)	$–	$(73,789)	$25,910,014

16 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund

July 31, 2014 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2014.

	Ending Balance at 7/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$123,869	Analytical Model	Estimated Recovery Value	$1.00 – $3.14
	5,845,494	Third-Party Pricing Vendor	Single Broker Quote	$103.79 – $115.00
U.S. Government Agency Securities	19,940,651	Benchmarked Pricing	Security Price Reset	$113.19 – $113.81

†	Includes amounts related to corporate action.
††	Liquidation due to corporate action.
†††	Paydown shortfall.
*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2014, was $(3,592,635). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(t)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on centrally cleared swaps*	$3,556	$–	$3,556
Unrealized appreciation of forward foreign currency contracts	–	407,926	407,926
Total asset derivatives	$3,556	$407,926	$411,482
Liability derivatives:
Unrealized depreciation of OTC swaps	$(1,509,235)	$–	$(1,509,235)
Unrealized depreciation of forward foreign currency contracts	–	(253,958)	(253,958)
Total liability derivatives	$(1,509,235)	$(253,958)	$(1,763,193)

*	Included in net unrealized appreciation of $5,108,218 on centrally cleared swaps as reported in note (n) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended July 31, 2014:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(10,434)	$1,026,133	$11,625	$–	$1,027,324
Foreign currency transactions (forward foreign currency contracts)	–	–	–	(6,379,097)	(6,379,097)
Total net realized gain (loss)	$(10,434)	$1,026,133	$11,625	$(6,379,097)	$(5,351,773)

July 31, 2014 | Annual Report 17

Schedule of Investments
PIMCO Income Strategy Fund
July 31, 2014 (continued)

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net change in unrealized appreciation/depreciation of:
Swaps	$–	$2,236,870	$(10,035)	$–	$2,226,835
Foreign currency transactions (forward foreign currency contracts)	–	–	–	(587,522)	(587,522)
Total net change in unrealized appreciation/depreciation	$–	$2,236,870	$(10,035)	$(587,522)	$1,639,313

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2014:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)	Interest Rate Swap Agreements (2)
Purchased	Sold	Sell
$60,484,559	$95,005,391	$300	$893,720

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$141,604	$(141,604)	$–	$–
Barclays Bank	176,284	(175,917)	–	367
BNP Paribas	59	–	–	59
Citigroup	20,158	(19,969)	–	189
Credit Suisse First Boston	66,934	–	–	66,934
Deutsche Bank	48	–	–	48
JP Morgan Chase	1,950	(1,950)	–	–
Morgan Stanley	332	(177)	–	155
National Australia Bank	386	–	–	386
UBS	171	(171)	–	–
Totals	$407,926	$(339,788)	$–	$68,138

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Net Amount
Repurchase Agreement
Citigroup Global Markets	$14,200,000	$14,200,000†	$–
State Street Bank and Trust	584,000	584,000†	–
Totals	$14,784,000	$14,784,000	$–

18 Annual Report | July 31, 2014

Schedule of Investments
PIMCO Income Strategy Fund
July 31, 2014 (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Barclays Bank	$175,917	$(175,917)	$–	$–
Citigroup	19,969	(19,969)	–	–
JP Morgan Chase	56,847	(1,950)	–	54,897
Morgan Stanley	177	(177)	–	–
UBS	1,048	(171)	–	877
Swaps
Bank of America	706,142	(651,487)	–	54,655
Nomura Global Financial Products	803,093	(629,855)	504,493#	677,731
Totals	$1,763,193	$(1,479,526)	$504,493	$788,160

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Net Amount
Reverse Repurchase Agreements
Royal Bank of Canada	$25,155,009	†††	$(25,155,009)	††	$–
UBS	22,510,568	†††	(22,510,568)	††	–
Totals	$47,665,577		$(47,665,577)		$–

†	The actual collateral received is greater than the amount shown due to over collateralization.
††	The actual collateral pledged is greater than the amount shown due to over collateralization.
†††	The amount includes interest payable for Reverse Repurchase Agreements.
#	The amount includes upfront premiums paid.

Glossary:

£	- British Pound
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
€	- Euro
FRN	- Floating Rate Note
GO	- General Obligation Bond
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
NPFGC	- insured by National Public Finance Guarantee Corp.
OTC	- Over-the-Counter

See accompanying Notes to Financial Statements | July 31, 2014 | Annual Report 19

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014

Principal Amount (000s)		Value
Corporate Bonds & Notes – 26.7%
	Airlines – 0.3%
	American Airlines Pass-Through Trust (b)(e)(f),
$7,045	9.73%, 9/29/14	$221,199
3,146	10.18%, 1/2/13	31,461
1,841	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	2,075,672
		2,328,332
	Auto Manufacturers – 0.5%
3,000	Ford Motor Co., 7.70%, 5/15/97	3,800,553
	Banking – 6.3%
1,000	Ally Financial, Inc., 8.30%, 2/12/15	1,031,875
1,400	Barclays Bank PLC, 7.625%, 11/21/22	1,567,125
€1,600	Barclays PLC, 8.00%, 12/15/20 (g)	2,324,591
$1,700	Citigroup, Inc., 6.125%, 8/25/36	1,959,153
700	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.40%, 6/29/17 (g)	788,375
£3,500	Credit Agricole S.A., 7.50%, 6/23/26 (g)	5,968,139
€500	LBG Capital No. 1 PLC, 7.375%, 3/12/20	731,375
	LBG Capital No. 2 PLC,
8,900	8.875%, 2/7/20	13,620,564
£300	12.75%, 8/10/20	562,705
€1,100	15.00%, 12/21/19	2,259,379
£6,100	Lloyds Banking Group PLC, 7.625%, 6/27/23 (g)	10,839,304
$5,000	Wachovia Capital Trust III, 5.57%, 9/2/14 (g)	4,846,875
		46,499,460
	Diversified Financial Services – 6.9%
1,800	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,548,000
7,000	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(i) (acquisition cost-$6,930,000; purchased 11/18/13)	7,498,960
5,069	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(i) (acquisition cost-$5,008,501; purchased 9/23/13)	5,260,929
5,500	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a)(c)(k)	5,506,875
24,240	Navient Corp., 5.50%, 1/15/19	25,149,000
5,500	Western Group Housing L.P., 6.75%, 3/15/57 (a)(b)(c)(i) (acquisition cost-$6,016,890; purchased 11/22/13)	6,513,210
		51,476,974
	Electric Utilities – 0.3%
2,195	Bruce Mansfield Unit, 6.85%, 6/1/34	2,448,151
	Healthcare-Services – 2.9%
19,515	City of Hope, 5.623%, 11/15/43	21,733,348
	Insurance – 2.7%
	American International Group, Inc.,
15,900	6.25%, 3/15/87 (converts to FRN on 3/15/37)	17,811,848
1,400	8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,940,750
		19,752,598
	Media – 0.7%
3,700	Time Warner Cable, Inc., 7.30%, 7/1/38	4,943,440

20 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 2.8%
$3,400	Anadarko Petroleum Corp., 7.00%, 11/15/27	$4,010,650
16,000	Pertamina Persero PT, 6.45%, 5/30/44 (a)(c)	16,800,000
		20,810,650
	Telecommunications – 3.3%
7,000	CenturyLink, Inc., 7.60%, 9/15/39	7,035,000
12,625	Northwestern Bell Telephone, 7.75%, 5/1/30	14,234,233
3,400	Qwest Corp., 7.20%, 11/10/26	3,433,548
		24,702,781
Total Corporate Bonds & Notes (cost-$182,941,984)		198,496,287
Mortgage-Backed Securities – 23.8%
	Banc of America Alternative Loan Trust, CMO,
7,841	5.50%, 10/25/33	8,118,636
239	6.00%, 1/25/36	205,147
1,228	6.00%, 7/25/46	1,025,322
	Banc of America Funding Trust, CMO,
65	2.98%, 1/20/47 (k)	50,678
9,160	6.00%, 8/25/37	8,132,633
	BCAP LLC Trust, CMO (a)(c)(k),
720	2.73%, 5/26/36	18,243
1,898	5.315%, 3/26/37	669,595
1,801	9.914%, 5/26/37	437,230
6,019	13.649%, 9/26/36	4,785,625
544	16.266%, 6/26/36	147,578
1,821	Bear Stearns Adjustable Rate Mortgage Trust, 2.636%, 10/25/34, CMO (k)	1,663,077
	Bear Stearns ALT-A Trust, CMO (k),
1,513	2.612%, 9/25/35	1,222,011
562	2.663%, 11/25/36	396,239
	Chase Mortgage Finance Trust, CMO,
19	2.51%, 12/25/35 (k)	18,089
93	5.50%, 5/25/36	85,506
	Citicorp Mortgage Securities Trust, CMO,
326	5.50%, 4/25/37	336,499
2,679	6.00%, 9/25/37	2,818,709
	Countrywide Alternative Loan Trust, CMO,
637	5.50%, 3/25/35	601,151
1,564	5.50%, 1/25/36	1,368,229
235	5.50%, 3/25/36	196,063
3,239	5.644%, 4/25/36 (k)	2,404,279
773	5.75%, 1/25/35	794,487
927	5.75%, 2/25/35	912,544
1,386	5.75%, 12/25/36	1,126,430
704	6.00%, 2/25/35	755,525
1,025	6.00%, 4/25/36	892,314
4,964	6.00%, 5/25/36	4,295,926
3,466	6.00%, 4/25/37	2,879,854

July 31, 2014 | Annual Report 21

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Principal Amount (000s)		Value
$4,366	6.00%, 5/25/37	$3,617,275
2,015	6.00%, 8/25/37	1,592,622
1,491	6.25%, 11/25/36	1,417,153
1,008	6.25%, 12/25/36 (k)	848,321
883	6.50%, 8/25/36	663,762
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,291	5.75%, 3/25/37	1,199,076
923	6.00%, 5/25/36	871,011
1,014	6.00%, 2/25/37	966,370
1,457	6.00%, 3/25/37	1,384,073
4,577	6.00%, 7/25/37	3,944,174
4,902	6.00%, 9/25/37	4,718,490
1,569	6.25%, 9/25/36	1,399,861
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
386	5.75%, 4/25/36	333,142
2,509	6.75%, 8/25/36	2,015,549
	First Horizon Alternative Mortgage Securities Trust, CMO,
1,606	6.00%, 5/25/36	1,370,005
2,682	6.00%, 8/25/36	2,244,221
	First Horizon Mortgage Pass-Through Trust, CMO (k),
144	2.595%, 5/25/37	118,298
1,969	2.625%, 11/25/35	1,575,934
4,367	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	3,079,048
	JPMorgan Alternative Loan Trust, CMO,
3,407	2.56%, 5/25/36 (k)	2,700,979
2,301	2.576%, 3/25/37 (k)	1,814,972
3,885	2.608%, 3/25/36 (k)	3,155,729
2,500	6.31%, 8/25/36	2,040,968
	JPMorgan Mortgage Trust, CMO,
996	2.604%, 2/25/36 (k)	887,799
696	5.041%, 10/25/35 (k)	695,827
1,229	5.50%, 4/25/36	1,268,495
173	5.75%, 1/25/36	163,056
451	6.00%, 8/25/37	406,337
169	6.50%, 9/25/35	169,986
	Lehman Mortgage Trust, CMO,
1,641	6.00%, 7/25/36	1,328,812
2,899	6.00%, 7/25/37	2,653,187
5,585	6.50%, 9/25/37	4,917,107
1,053	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	940,121
3,065	Merrill Lynch Mortgage Investors Trust, 2.797%, 3/25/36, CMO (k)	2,139,561
4,662	Morgan Stanley Mortgage Loan Trust, 4.993%, 5/25/36, CMO (k)	3,758,279
7,835	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (k)	5,538,140
36	Nomura Asset Acceptance Corp. Alternative Loan Trust, 4.976%, 5/25/35, CMO	33,820
	Residential Accredit Loans, Inc., CMO,
2,587	3.422%, 12/26/34 (k)	2,263,360
8,584	5.75%, 1/25/34	8,932,766

22 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Principal Amount (000s)		Value
$2,074	6.00%, 6/25/36	$1,692,179
688	6.00%, 8/25/36	584,651
1,435	6.00%, 12/25/36	1,137,114
	Residential Asset Securitization Trust, CMO,
2,096	5.75%, 2/25/36	1,778,051
1,165	6.00%, 2/25/36	927,607
837	6.00%, 9/25/36	559,154
2,532	6.00%, 3/25/37	1,975,466
3,340	6.00%, 5/25/37	2,996,372
2,248	6.00%, 7/25/37	1,711,743
3,767	6.25%, 9/25/37	2,780,109
	Residential Funding Mortgage Securities I, CMO,
3,115	3.659%, 9/25/35 (k)	2,820,638
3,244	3.664%, 8/25/36 (k)	2,886,568
1,568	6.25%, 8/25/36	1,435,880
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
5,081	2.466%, 11/25/36	4,139,424
4,468	5.025%, 5/25/36	3,728,664
4,219	5.056%, 1/25/36	3,247,695
1,550	5.358%, 7/25/36	1,451,112
614	Suntrust Adjustable Rate Mortgage Loan Trust, 2.697%, 2/25/37, CMO (k)	537,740
	WaMu Mortgage Pass-Through Certificates, CMO (k),
1,314	4.61%, 2/25/37	1,230,738
3,014	4.652%, 5/25/37	2,902,314
2,231	4.676%, 7/25/37	2,114,799
1,783	6.089%, 10/25/36	1,540,530
1,563	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,501,395
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
746	2.61%, 7/25/36 (k)	687,251
2,464	2.612%, 7/25/36 (k)	2,418,612
1,184	2.613%, 8/25/36 (k)	1,134,164
357	2.615%, 4/25/36 (k)	346,327
854	5.75%, 3/25/37	833,274
Total Mortgage-Backed Securities (cost-$162,966,668)		176,624,876
U.S. Government Agency Securities – 21.5%
	Fannie Mae, CMO,
3,156	3.50%, 2/25/42-1/25/43, IO	539,750
24,842	4.00%, 8/25/42-1/25/43, IO	4,681,975
4,719	4.50%, 11/25/42, IO	892,629
1,309	5.214%, 7/25/43 (b)(k)	1,002,019
506	5.218%, 12/25/42 (b)(k)	385,641
1,892	5.768%, 1/25/43 (b)(k)	1,428,028
5,313	5.995%, 11/25/42, IO (k)	1,244,971
8,384	6.095%, 1/25/40-8/25/41, IO (k)	1,536,912
33,373	6.445%, 11/25/40-4/25/41, IO (k)	5,905,257
9,377	9.79%, 6/25/43 (b)(k)	9,554,262
9,460	11.853%, 6/25/43 (b)(k)	9,759,577

July 31, 2014 | Annual Report 23

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Principal Amount (000s)		Value
	Freddie Mac, CMO
$3,739	3.00%, 2/15/33, IO	$570,536
12,395	3.50%, 12/15/32-1/15/43, IO	2,084,318
3,806	4.00%, 11/15/39, IO	621,054
4,556	5.848%, 8/15/42, IO (k)	912,100
28,519	8.296%, 7/15/39, (b)(k)	28,092,794
6,598	11.596%, 9/15/35-8/15/43, (b)(k)	6,920,509
37,405	Freddie Mac Strip, 9.424%, 6/1/44-8/15/44, CMO (b)(d)(f)(k)	42,379,211
	Ginnie Mae, CMO,
4,456	3.50%, 6/20/42-3/20/43, IO	693,410
4,264	4.00%, 3/20/42-10/20/42, IO	741,662
31,000	7.207%, 5/16/41 (b)(k)	30,616,899
8,700	8.592%, 8/20/39 (b)(k)	9,635,730
Total U.S. Government Agency Securities (cost-$162,738,578)		160,199,244
Municipal Bonds – 6.8%
	California – 1.9%
1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	2,011,020
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	3,210,540
1,200	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,321,140
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,731,750
		14,274,450
	Nebraska – 1.0%
6,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	7,394,075
	New Jersey – 0.1%
400	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	296,820
	Ohio – 3.8%
27,300	State Univ. Rev., 4.80%, 6/1/11, Ser. A	28,228,473
Total Municipal Bonds (cost-$44,202,220)		50,193,818

Shares
Preferred Stock – 6.4%
	Diversified Financial Services – 5.2%
260,000	Citigroup Capital XIII, 7.875%, 10/30/40 (j)	7,043,400
	Farm Credit Bank,
100,000	6.75%, 9/15/23 (a)(c)(g)(j)	10,521,880
16,900	10.00%, 12/15/20, Ser. 1 (g)	20,649,688
		38,214,968
	Electric Utilities – 1.2%
360,400	Entergy Texas, Inc., 5.625%, 6/1/64	9,075,773
Total Preferred Stock (cost-$44,974,250)		47,290,741

24 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Principal Amount (000s)		Value
Asset-Backed Securities – 2.2%
$437	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	$374,677
1,880	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (k)	1,932,767
	GSAA Home Equity Trust,
2,499	5.772%, 11/25/36 (k)	1,548,042
1,938	6.295%, 6/25/36	1,170,507
4,010	IndyMac Residential Asset-Backed Trust, 0.315%, 7/25/37 (k)	2,501,748
6,377	Lehman XS Trust, 5.627%, 6/24/46	5,064,499
764	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	769,697
305	Mid-State Trust IV, 8.33%, 4/1/30	310,902
1,539	Mid-State Trust VII, 6.34%, 10/15/36	1,627,516
1,086	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (k)	811,229
Total Asset-Backed Securities (cost-$15,860,370)		16,111,584
Sovereign Debt Obligations – 0.4%
	Spain – 0.4%
€2,500	Autonomous Community of Valencia Spain, 2.634%, 9/3/17 (k) (cost-$2,959,170)	3,383,385
Short-Term Investments – 12.2%
	Repurchase Agreements – 12.0%
$3,100	Barclays Capital, Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $3,100,011; collateralized by U.S. Treasury Notes, 2.25%, due 7/31/21, valued at $3,168,420 including accrued interest	3,100,000
2,000	JPMorgan Securities, Inc., dated 7/31/14, 0.14%, due 8/1/14, proceeds $2,000,008; collateralized by Freddie Mac, 1.67%, due 12/17/18, valued at $2,061,457 including accrued interest	2,000,000
77,200	RBC Capital Markets LLC, dated 7/31/14, 0.13%, due 8/1/14, proceeds $77,200,279; collateralized by U.S. Treasury Notes, 2.25%, due 7/31/21, valued at $78,873,232 including accrued interest	77,200,000
2,825	State Street Bank and Trust Co., dated 7/31/14, 0.00%, due 8/1/14, proceeds $2,825,000; collateralized by U.S. Treasury Notes, 0.875%, due 5/15/17, valued at $2,885,000 including accrued interest	2,825,000
4,400	TD Securities (USA) LLC, dated 7/31/14, 0.13%, due 8/1/14, proceeds $4,400,016; collateralized by U.S. Treasury Bonds, 3.625%, due 8/15/43, valued at $4,583,846 including accrued interest	4,400,000
Total Repurchase Agreements (cost-$89,525,000)		89,525,000
	U.S. Treasury Obligations – 0.2%
1,620	U.S. Treasury Bills, 0.047%, 1/22/15 (h)(l) (cost-$1,619,636)	1,619,627
Total Short-Term Investments (cost-$91,144,636)		91,144,627
Total Investments (cost-$707,787,876) –100.0%		$743,444,562

July 31, 2014 | Annual Report 25

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,708,125, representing 8.0% of total investments.
(b)	Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2014.
(e)	In default.
(f)	Fair-Valued–Securities with an aggregate value of $42,631,871, representing 5.7% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	Restricted. The aggregate acquisition cost of such securities is $17,955,391. The aggregate value is $19,273,099, representing 2.6% of total investments.
(j)	Dividend rate is fixed until the first call date and variable thereafter.
(k)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2014.
(l)	Rates reflect the effective yields at purchase date.
(m)	Interest rate swap agreements outstanding at July 31, 2014:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	$567,500	10/16/19	3-Month USD-LIBOR	2.00%	$(997,599)	$–	$(997,599)
Morgan Stanley	1,000,000	9/4/19	3-Month USD-LIBOR	2.00%	6,717,233	(2,821,087)	9,538,320
Nomura Global Financial Products	548,600	10/16/19	3-Month USD-LIBOR	2.00%	(964,376)	170,255	(1,134,631)
					$4,755,258	$(2,650,832)	$7,406,090

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs (CME)	$66,400	9/17/44	3.50%	3-Month USD-LIBOR	$(2,377,705)	$(1,649,705)
Morgan Stanley (CME)	236,000	9/17/43	3.75%	3-Month USD-LIBOR	(20,014,823)	(6,775,223)
Morgan Stanley (CME)	236,000	6/19/44	3-Month USD-LIBOR	3.50%	10,343,008	18,041,946
					$(12,049,520)	$9,617,018

26  Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

(n)	Forward foreign currency contracts outstanding at July 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
896,202 Brazilian Real settling 8/4/14	Barclays Bank	$400,985	$395,020	$(5,965)
2,221,907 Brazilian Real settling 8/4/14	JPMorgan Chase	979,936	979,353	(583)
1,325,705 Brazilian Real settling 8/4/14	UBS	586,466	584,333	(2,133)
10,766,000 British Pound settling 8/5/14	Barclays Bank	18,291,435	18,176,086	(115,349)
340,000 Euro settling 8/5/14	Citigroup	463,998	455,278	(8,720)
897,000 Euro settling 8/5/14	Credit Suisse First Boston	1,203,415	1,201,132	(2,283)
8,794,000 Euro settling 8/5/14	JPMorgan Chase	11,894,528	11,775,644	(118,884)
481,000 Euro settling 8/5/14	Morgan Stanley	658,296	644,085	(14,211)
70,000 Euro settling 9/3/14	National Australia Bank	93,905	93,742	(163)

Sold:
896,202 Brazilian Real settling 8/4/14	Barclays Bank	395,255	395,020	235
896,202 Brazilian Real settling 9/3/14	Barclays Bank	397,588	391,555	6,033
2,221,907 Brazilian Real settling 8/4/14	JPMorgan Chase	983,558	979,353	4,205
1,325,705 Brazilian Real settling 8/4/14	UBS	584,681	584,333	348
10,766,000 British Pound settling 8/5/14	Bank of America	18,269,902	18,176,086	93,816
10,766,000 British Pound settling 9/3/14	Barclays Bank	18,287,236	18,171,856	115,380
691,000 Euro settling 6/15/15	Bank of America	939,505	926,844	12,661
1,608,000 Euro settling 6/13/16	Bank of America	2,199,043	2,175,892	23,151
332,000 Euro settling 6/27/16	Bank of America	457,106	449,418	7,688
397,000 Euro settling 6/15/15	Barclays Bank	539,368	532,499	6,869
368,000 Euro settling 6/27/16	Barclays Bank	506,019	498,150	7,869
316,000 Euro settling 6/15/15	BNP Paribas	428,556	423,853	4,703
340,000 Euro settling 6/15/15	Citigroup	464,780	456,045	8,735
897,000 Euro settling 9/3/14	Credit Suisse First Boston	1,203,492	1,201,241	2,251
8,667,000 Euro settling 4/21/15	Credit Suisse First Boston	11,750,277	11,619,036	131,241
575,000 Euro settling 6/15/15	Credit Suisse First Boston	780,435	771,252	9,183
205,000 Euro settling 6/13/16	Deutsche Bank	280,686	277,399	3,287
10,512,000 Euro settling 8/5/14	JPMorgan Chase	14,292,778	14,076,140	216,638
481,000 Euro settling 6/15/15	Morgan Stanley	659,369	645,169	14,200
516,000 Euro settling 6/13/16	Morgan Stanley	709,681	698,234	11,447
402,000 Euro settling 6/15/15	National Australia Bank	546,680	539,206	7,474
567,000 Euro settling 6/13/16	National Australia Bank	776,960	767,245	9,715
556,000 Euro settling 6/27/16	National Australia Bank	765,003	752,639	12,364
70,000 Euro settling 7/29/16	National Australia Bank	94,962	94,837	125
				$441,327

July 31, 2014 | Annual Report 27

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

(o)

At July 31, 2014, the Fund held $10,256,000 in cash as collateral and pledged cash collateral of $5,749,332 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)

The weighted average daily balance of reverse repurchase agreements during the year ended July 31, 2014 was $13,330,250, at a weighted average interest rate of 0.40%. There were no open reverse repurchase agreements at July 31, 2014.

(q)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$–	$2,328,332	$2,328,332
Diversified Financial Services	–	46,216,045	5,260,929	51,476,974
Electric Utilities	–	–	2,448,151	2,448,151
All Other	–	142,242,830	–	142,242,830
Mortgage-Backed Securities	–	176,624,876	–	176,624,876
U.S. Government Agency Securities	–	117,820,033	42,379,211	160,199,244
Municipal Bonds	–	50,193,818	–	50,193,818
Preferred Stock:
Diversified Financial Services	7,043,400	31,171,568	–	38,214,968
Electric Utilities	–	9,075,773	–	9,075,773
Asset-Backed Securities	–	16,111,584	–	16,111,584
Sovereign Debt Obligations	–	3,383,385	–	3,383,385
Short-Term Investments	–	91,144,627	–	91,144,627
	7,043,400	683,984,539	52,416,623	743,444,562
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	709,618	–	709,618
Interest Rate Contracts	–	27,580,266	–	27,580,266
	–	28,289,884	–	28,289,884
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(268,291)	–	(268,291)
Interest Rate Contracts	–	(10,557,158)	–	(10,557,158)
	–	(10,825,449)	–	(10,825,449)
Totals	$7,043,400	$701,448,974	$52,416,623	$760,908,997

At July 31, 2014, there were no transfers between Levels 1 and 2.

28 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended July 31, 2014, was as follows:

	Beginning Balance 7/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 7/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$20,947,526	$–	$(24,875,138)†	$(51,386)	$13,701,767	†	$(7,394,437)	$–	$–	$2,328,332
Diversified Financial Services	–	5,087,521	(79,971)	1,890	937		250,552	–	–	5,260,929
Electric Utilities	57,254	2,465,441	(1,080,274)††	(2,306)	(7,474)		1,015,510	–	–	2,448,151
Mortgage-Backed Securities	16,310,862	8,866,077	(24,215,273)	35,293	(537,374	)†††	125,223	–	(584,808)	–
U.S. Government Agency Securities	7,599,192	42,937,223	(7,845,175)	–	117,738		(429,767)	–	–	42,379,211
Totals	$44,914,834	$59,356,262	$(58,095,831)	$(16,509)	$13,275,594		$(6,432,919)	$–	$(584,808)	$52,416,623

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2014.

	Ending Balance at 7/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$9,784,752	Third-Party Pricing Vendor	Single Broker Quote	$103.79 – $112.75
	252,660	Analytical Model	Estimated Recovery Value	$1.00 – $3.14
U.S. Government Agency Securities	42,379,211	Benchmarked Pricing	Security Price Reset	$113.19 – $113.81

†	Includes amounts related to corporate action.
††	Liquidation due to corporate action.
†††	Paydown shortfall.
*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2014, was $(7,525,812). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

July 31, 2014 | Annual Report 29

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

(r) The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$9,538,320	$–	$9,538,320
Receivable for variation margin on centrally cleared swaps*	213,934	–	213,934
Unrealized appreciation of forward foreign currency contracts	–	709,618	709,618
Total asset derivatives	$9,752,254	$709,618	$10,461,872
Liability derivatives:
Unrealized depreciation of OTC swaps	$(2,132,230)	$–	$(2,132,230)
Unrealized depreciation of forward foreign currency contracts	–	(268,291)	(268,291)
Total liability derivatives	$(2,132,230)	$(268,291)	$(2,400,521)

*                 Included in net unrealized appreciation of $9,617,018 on centrally cleared swaps as reported in note (m) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended July 31, 2014:

Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(10,434)	$10,148,013	$–	$10,137,579
Foreign currency transactions (forward foreign currency contracts)	–	–	(10,248,111)	(10,248,111)
Total net realized gain (loss)	$(10,434)	$10,148,013	$(10,248,111)	$(110,532)
Net change in unrealized appreciation/depreciation of:
Swaps	$–	$9,473,830	$–	$9,473,830
Foreign currency transactions (forward foreign currency contracts)	–	–	769,286	769,286
Total net change in unrealized appreciation/depreciation	$–	$9,473,830	$769,286	$10,243,116

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended July 31, 2014:

Forward Foreign Currency Contracts (1)		Interest Rate Swap Agreements (2)
Purchased	Sold
$92,550,366	$136,766,039	$2,096,040

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

30 Annual Report | July 31, 2014

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Financial Assets and Derivative Assets, and Collateral Received at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$137,316	$(137,316)	$–		$–
Barclays Bank	136,386	(121,314)	–		15,072
BNP Paribas	4,703	–	–		4,703
Citigroup	8,735	(8,720)	–		15
Credit Suisse First Boston	142,675	(2,283)	–		140,392
Deutsche Bank	3,287	–	–		3,287
JP Morgan Chase	220,843	(119,467)	–		101,376
Morgan Stanley	25,647	(14,211)	–		11,436
National Australia Bank	29,678	(163)	–		29,515
UBS	348	(348)	–		–
Swaps
Morgan Stanley	9,538,320	–	(9,538,320	)##, †	–
Totals	$10,247,938	$(403,822)	$(9,538,320)		$305,796

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Barclays Capital	$3,100,000	$(3,100,000	)†	$–
JPMorgan Securities	2,000,000	(2,000,000	)†	–
RBC Capital Markets	77,200,000	(77,200,000	)†	–
State Street Bank and Trust	2,825,000	(2,825,000	)†	–
TD Securities (USA)	4,400,000	(4,400,000	)†	–
Totals	$89,525,000	$(89,525,000)		$–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Barclays Bank	$121,314	$(121,314)	$–	$–
Citigroup	8,720	(8,720)	–	–
Credit Suisse First Boston	2,283	(2,283)	–	–
JP Morgan Chase	119,467	(119,467)	–	–
Morgan Stanley	14,211	(14,211)	–	–
National Australia Bank	163	(163)	–	–
UBS	2,133	(348)	–	1,785

July 31, 2014 | Annual Report 31

Schedule of Investments

PIMCO Income Strategy Fund II

July 31, 2014 (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Swaps
Bank of America	$997,599	$(877,145)	$–		$120,454
Nomura Global Financial Products	1,134,631	(879,798)	713,745	#	968,578
Totals	$2,400,521	$(2,023,449)	$713,745		$1,090,817

†	The actual collateral received is greater than the amount shown due to over collateralization.
#	The amount includes upfront premiums paid.
##	The amount includes upfront premiums received.

Glossary:

	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

32 Annual Report | July 31, 2014 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

	Income Strategy	Income Strategy II
Assets:
Investments, at value (cost-$357,881,022 and $618,262,876, respectively)	$377,475,367	$653,919,562
Repurchase agreements, at value and cost	14,784,000	89,525,000
Cash	3,563	2,139
Foreign currency, at value (cost-$391,127 and $688,395, respectively)	383,804	674,204
Receivable for investments sold	63,228,280	103,172,341
Interest receivable	3,699,782	6,416,632
Unrealized appreciation of forward foreign currency contracts	407,926	709,618
Deposits with brokers for derivatives collateral	248,159	5,749,332
Swap premiums paid	120,507	170,255
Receivable for variation margin on centrally cleared swaps	3,556	213,934
Unrealized appreciation of OTC swaps	–	9,538,320
Prepaid expenses	23,775	44,582
Total Assets	460,378,719	870,135,919

Liabilities:
Payable for investments purchased	22,122,793	46,008,151
Payable for reverse repurchase agreements	47,659,000	–
Payable to brokers for cash collateral received	625,000	10,256,000
Dividends payable to common and preferred shareholders	2,279,193	4,742,532
Unrealized depreciation of OTC swaps	1,509,235	2,132,230
Investment management fees payable	258,170	515,461
Unrealized depreciation of forward foreign currency contracts	253,958	268,291
Interest payable for reverse repurchase agreements	6,577	–
Swap premiums received	–	2,821,087
Accrued expenses and other liabilities	215,100	273,568
Total Liabilities	74,929,026	67,017,320
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 shares issued and outstanding, respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$306,474,693	$642,118,599

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$252	$590
Paid-in-capital in excess of par	415,706,807	943,022,933
Dividends in excess of net investment income	(1,643,201)	(8,850,585)
Accumulated net realized loss	(130,930,083)	(345,148,037)
Net unrealized appreciation	23,340,918	53,093,698
Net Assets Applicable to Common Shareholders	$306,474,693	$642,118,599
Common Shares Issued and Outstanding	25,214,334	59,024,262
Net Asset Value Per Common Share	$12.15	$10.88

See accompanying Notes to Financial Statements | July 31, 2014 | Annual Report 33

Statements of Operations

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Year ended July 31, 2014

	Income Strategy	Income Strategy II
Investment Income:
Interest	$22,439,527	$46,118,789
Dividends	1,020,672	2,992,951
Total Investment Income	23,460,199	49,111,740

Expenses:
Investment management	2,838,619	5,855,411
Custodian and accounting agent	214,132	321,596
Auction agent and commissions	138,261	274,590
Legal	128,754	253,794
Audit and tax services	120,172	126,387
Shareholder communications	48,055	77,267
Trustees	26,341	92,196
Transfer agent	25,425	25,584
New York Stock Exchange listing	21,367	47,717
Insurance	12,485	20,339
Interest	2,932	9,180
Miscellaneous	21,860	24,466
Total Expenses	3,598,403	7,128,527
Less: expense reductions (See Note 8)	(77,745)	(77,745)
Net Expenses	3,520,658	7,050,782

Net Investment Income	19,939,541	42,060,958

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,348,790	35,902,434
Swaps	1,027,324	10,137,579
Foreign currency transactions	(6,256,267)	(10,207,499)
Net change in unrealized appreciation/depreciation of:
Investments	4,147,599	5,455,355
Swaps	2,226,835	9,473,830
Foreign currency transactions	(578,601)	763,419
Net realized and change in unrealized gain	19,915,680	51,525,118
Net Increase in Net Assets Resulting from Investment Operations	39,855,221	93,586,076
Dividends on Preferred Shares from Net Investment Income	(1,090,021)	(2,217,272)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$38,765,200	$91,368,804

34 Annual Report | July 31, 2014 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Income Strategy Fund

	Year Ended July 31,
	2014	2013
Investment Operations:
Net investment income	$19,939,541	$23,080,316
Net realized gain	14,119,847	37,773,377
Net change in unrealized appreciation/depreciation	5,795,833	(16,195,644)
Net increase in net assets resulting from investment operations	39,855,221	44,658,049

Dividends on Preferred Shares from Net Investment Income	(1,090,021)	(1,125,860)
Net increase in net assets applicable to common shareholders resulting from investment operations	38,765,200	43,532,189

Dividends to Common Shareholders from Net Investment Income	(27,202,573)	(35,065,709)

Common Share Transactions:
Reinvestment of dividends	894,957	2,265,316
Total increase in net assets applicable to common shareholders	12,457,584	10,731,796

Net Assets Applicable to Common Shareholders:
Beginning of year	294,017,109	283,285,313
End of year*	$306,474,693	$294,017,109
*Including dividends in excess of net investment income of:	$(1,643,201)	$(605,167)

Common Shares Issued in Reinvestment of Dividends	76,376	181,510

See accompanying Notes to Financial Statements | July 31, 2014 | Annual Report 35

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Income Strategy Fund II

	Year Ended July 31,
	2014	2013
Investment Operations:
Net investment income	$42,060,958	$51,462,171
Net realized gain	35,832,514	74,392,668
Net change in unrealized appreciation/depreciation	15,692,604	(34,672,172)
Net increase in net assets resulting from investment operations	93,586,076	91,182,667

Dividends on Preferred Shares from Net Investment Income	(2,217,272)	(2,295,197)
Net increase in net assets applicable to common shareholders resulting from investment operations	91,368,804	88,887,470

Dividends to Common Shareholders from Net Investment Income	(56,597,670)	(85,601,797)

Common Share Transactions:
Reinvestment of dividends	1,503,997	4,875,115
Total increase in net assets applicable to common shareholders	36,275,131	8,160,788

Net Assets Applicable to Common Shareholders:
Beginning of year	605,843,468	597,682,680
End of year*	$642,118,599	$605,843,468
*Including dividends in excess of net investment income of:	$(8,850,585)	$(1,726,050)

Common Shares Issued in Reinvestment of Dividends	142,877	449,802

36 Annual Report | July 31, 2014 | See accompanying Notes to Financial Statements

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies

PIMCO Income Strategy Fund (“Income Strategy”) and PIMCO Income Strategy Fund II (“Income Strategy II”) (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Income Strategy and Income Strategy II had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. At July 31, 2014, Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) served as the Funds’ investment manager and sub-adviser, respectively, during the reporting period and are both indirect, subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO will continue to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also has assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Investment Manager/Sub-Adviser” below for additional information.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

July 31, 2014 | Annual Report 37

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less,

38 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major

July 31, 2014 | Annual Report 39

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these

40 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current

July 31, 2014 | Annual Report 41

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. A Fund

42 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the

July 31, 2014 | Annual Report 43

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(i) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly

44 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

July 31, 2014 | Annual Report 45

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

1. Organization and Significant Accounting Policies (continued)

(m) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an

46 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

2. Principal Risks (continued)

investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the

July 31, 2014 | Annual Report 47

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

2. Principal Risks (continued)

general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any

48 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

2. Principal Risks (continued)

bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap

July 31, 2014 | Annual Report 49

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

3. Financial Derivative Instruments (continued)

agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

50 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

3. Financial Derivative Instruments (continued)

referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

July 31, 2014 | Annual Report 51

Notes to Financial Statements
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
July 31, 2014

3. Financial Derivative Instruments (continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced

52 Annual Report | July 31, 2014

Notes to Financial Statements
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
July 31, 2014

3. Financial Derivative Instruments (continued)

obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements – Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market

July 31, 2014 | Annual Report 53

Notes to Financial Statements
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
July 31, 2014

3. Financial Derivative Instruments (continued)

risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

During the reporting period, each Fund had an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “other forms of leverage” include the amount of leverage attributable to reverse repurchase agreements.

The Investment Manager retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for its services.

Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO, and the existing Agreements between AGIFM and the Funds, and the Sub-Advisory Agreements between AGIFM and PIMCO with respect to the Funds, were terminated. Subject to the supervision of the Funds’ Board of Trustees, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board of Trustees, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.860% and 0.830% of Income Strategy’s and Income Strategy II’s average weekly total managed assets, respectively. Total managed assets refer to the total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes, “other forms of leverage” include the amount of leverage attributable to reverse repurchase agreements.

54 Annual Report | July 31, 2014

Notes to Financial Statements
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
July 31, 2014

5. Investments in Securities

For the year ended July 31, 2014, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Income Strategy	$170,542,746	$52,434,589	$260,791,829	$315,281,213
Income Strategy II	288,438,734	159,448,629	491,571,432	631,817,541

6. Income Tax Information

The tax character of dividends paid was:

	Year ended July 31, 2014	Year ended July 31, 2013
	Ordinary Income	Ordinary Income
Income Strategy	$28,292,594	$36,191,569
Income Strategy II	58,814,942	87,896,994

At July 31, 2014, the components of distributable earnings were:

			Post-October Capital Loss (2)
	Ordinary Income	Capital Loss Carryforwards (1)	Short-Term	Long-Term
Income Strategy	$—	$128,181,536	$2,746,612	$—
Income Strategy II	1,770,023	345,034,642	—	—

(1)

Capital loss carryfowards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2013 through July 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At July 31, 2014, capital loss carryforward amounts were:

	Year of Expiration
	2017	2018
Income Strategy	$21,866,877	$106,314,659
Income Strategy II	67,542,116	277,492,526

July 31, 2014 | Annual Report 55

Notes to Financial Statements
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
July 31, 2014

6. Income Tax Information (continued)

For the year ended July 31, 2014, the Funds utilized available capital loss carryforwards as follows:

Pre-Enactment
Income Strategy	$2,163,899
Income Strategy II	3,544,840

For the year ended July 31, 2014, permanent “book-tax” adjustments were:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss
Income Strategy (a)(b)(c)	$7,315,019	$(7,315,019)
Income Strategy II (a)(b)(c)	9,629,449	(9,629,449)

These permanent “book-tax” differences were primarily attributable to:

(a)  Differing treatment of swap payments

(b)  Reclassification of gains and losses from foreign currency transactions

(c)  Reclassification of paydown losses

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At July 31, 2014, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis (3)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Income Strategy	$372,771,496	$21,730,447	$2,242,576	$19,487,871
Income Strategy II	708,099,061	39,887,275	4,541,774	35,345,501

(3)	Differences between book and tax cost basis were attributable to differing treatment of bond amortization/accretion and wash sale loss deferrals.

7. Auction-Rate Preferred Shares

Income Strategy has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W, and 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Income Strategy II has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

56 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

7. Auction-Rate Preferred Shares (continued)

For the year ended July 31, 2014, the annualized dividend rates ranged from:

	High	Low	At July 31, 2014
Income Strategy:
Series T	1.400%	1.368%	1.372%
Series W	1.400%	1.366%	1.372%
Series TH	1.400%	1.368%	1.373%
Income Strategy II:
Series M	1.400%	1.367%	1.372%
Series T	1.400%	1.368%	1.372%
Series W	1.400%	1.366%	1.372%
Series TH	1.400%	1.368%	1.373%
Series F	1.401%	1.368%	1.373%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 150% or the 7-day USD LIBOR plus 1.25%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

Each Fund has recently commenced a tender offer for its outstanding ARPS. For additional information, please see Note 9, “Subsequent Events.”

July 31, 2014 | Annual Report 57

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

8. Expense Reduction

For the year ended July 31, 2014, total operating expenses on the Statements of Operations include non-recurring legal fees and expenses of approximately $95,000 for each Fund related to litigation between the Funds and Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management LP (the “Brigade Action”).

During the year ended July 31, 2014, each Fund received reimbursements of $77,745 from their insurance provider, which is presented as “expense reductions” on the Statements of Operations. These reimbursements represent the second and the final payment relating to the Brigade Action.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2014, the following dividends were declared to common shareholders payable September 2, 2014 to shareholders of record on August 11, 2014.

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

On September 2, 2014, the following dividends were declared to common shareholders payable October 1, 2014 to shareholders of record on September 12, 2014.

Income Strategy	$0.09 per common share
Income Strategy II	$0.08 per common share

Effective at the close of business on September 5, 2014, the Funds entered into a new investment management agreement with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. See Note 1, Organization and Significant Accounting Policies and Note 4, Investment Manager/Sub-Adviser for additional information.

(i) On September 19, 2014, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 90% of the ARPS’ per share liquidation preference of $25,000 per share (or $22,500 per share) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer”). In addition, each tendering ARPS-holder will be entitled to one non-transferrable contingent payment right, less any applicable holding taxes and without interest. The contingent payment right represents a non-transferrable contractual right of any ARPS holder who participates in a Tender Offer to receive an additional payment from a Fund if such Fund completes an additional tender offer for its ARPS or a voluntary redemption of its ARPS during the three-hundred and sixty-five (365) calendar days following the expiration date of the Tender Offer, and such subsequent tender offer or voluntary redemption is for a price per ARPS that is greater than 90% of the ARPS’ liquidation preference.

58 Annual Report | July 31, 2014

Notes to Financial Statements

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

July 31, 2014

9. Subsequent Events (continued)

Each Fund’s Tender Offer will expire at 5:00 p.m., New York City time, on October 31, 2014, unless extended. In connection with the Tender Offers, the Funds, Pacific Investment Management Company LLC, the Funds’ investment manager, and Allianz Global Investors Fund Management LLC, the Funds’ former investment manager (collectively, the “Fund Parties”), entered into an agreement on September 18, 2014 (the “Tender Offer and Standstill Agreement”) with Brigade Capital Management, LP (“Brigade Capital”), Brigade Leveraged Capital Structures Fund Ltd. (“Brigade Fund”) and Donald E. Morgan, III (together with Brigade Capital and Brigade Fund, the “Brigade Parties”) pursuant to which the Fund Parties agreed to conduct the Tender Offers and the Brigade Parties agreed to tender 100% of their ARPS and take or refrain from taking certain other actions relating to their holdings of ARPS. Additional information is available in the tender offer documents for each Fund, which can be obtained on the Securities and Exchange Commission’s website at www.sec.gov.

(ii) On September 26, 2014, PIMCO announced that William H. Gross left the firm and is no longer portfolio manager of the Funds.

Effective on and after September 26, 2014, each Fund has been jointly managed by Alfred T. Murata and Mohit Mittal.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

There were no other subsequent events identified that require recognition or disclosure.

July 31, 2014 | Annual Report 59

Financial Highlights

PIMCO Income Strategy Fund

For a common share outstanding throughout each year:

	Year ended July 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of year	$11.70		$11.35		$11.39	$10.62	$9.07
Investment Operations:
Net investment income	0.79		0.92		1.16	1.24	1.38 (1)
Net realized and change in unrealized gain (loss)	0.78		0.87		(0.04)	0.79	2.72
Total from investment operations	1.57		1.79		1.12	2.03	4.10
Dividends on Preferred Shares from Net Investment Income	(0.04)		(0.04)		(0.05)	(0.05)	(0.06)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.53		1.75		1.07	1.98	4.04
Dividends to Common Shareholders from Net Investment Income	(1.08)		(1.40)		(1.11)	(1.21)	(2.06)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–		–		–	–	(0.43)
Net asset value, end of year	$12.15		$11.70		$11.35	$11.39	$10.62
Market price, end of year	$11.87		$11.83		$12.52	$12.39	$11.50
Total Investment Return (2)	9.95%		5.69%		12.02%	19.67%	52.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$306,475		$294,017		$283,285	$282,691	$262,060
Ratio of expenses to average net assets, including interest expense (3)(4)	1.19	%(5)	1.24	%(5)	1.85%	1.51%	1.47%
Ratio of expenses to average net assets, excluding interest expense (3)	1.18	%(5)	1.21	%(5)	1.65%	1.41%	1.43%
Ratio of net investment income to average net assets (3)	6.71	%(5)	7.59	%(5)	10.93%	11.00%	13.44%
Preferred shares asset coverage per share	$122,004		$118,058		$114,654	$114,474	$107,946
Portfolio turnover rate	113%		63%		23%	44%	115%

(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)	Inclusive of expense reductions of 0.03% and 0.06% for the years ended July 31, 2014 and July 31, 2013, respectively, for payments received from the Fund’s insurance provider.

60 Annual Report | July 31, 2014 | See accompanying Notes to Financial Statements

Financial Highlights

PIMCO Income Strategy Fund II

For a common share outstanding throughout each year:

	Year ended July 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of year	$10.29		$10.23		$10.04	$9.29	$7.98
Investment Operations:
Net investment income	0.72		0.88		1.03	1.03	1.18 (1)
Net realized and change in unrealized gain	0.87		0.68		0.03	0.73	2.20
Total from investment operations	1.59		1.56		1.06	1.76	3.38
Dividends on Preferred Shares from Net Investment Income	(0.04)		(0.04)		(0.04)	(0.04)	(0.05)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.55		1.52		1.02	1.72	3.33
Dividends to Common Shareholders from Net Investment Income	(0.96)		(1.46)		(0.83)	(0.97)	(1.64)
Common Share Transactions:
Dilution to net asset value, resulting from rights offering	–		–		–	–	(0.38)
Net asset value, end of year	$10.88		$10.29		$10.23	$10.04	$9.29
Market price, end of year	$10.50		$10.24		$10.96	$10.27	$10.05
Total Investment Return (2)	12.39%		6.80%		16.33%	12.53%	52.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$642,119		$605,843		$597,683	$584,351	$537,342
Ratio of expenses to average net assets, including interest expense (3)(4)	1.14	%(5)	1.16	%(5)	1.48%	1.24%	1.42%
Ratio of expenses to average net assets, excluding interest expense (3)	1.14	%(5)	1.14	%(5)	1.37%	1.21%	1.37%
Ratio of net investment income to average net assets (3)	6.79	%(5)	8.20	%(5)	10.87%	10.34%	13.08%
Preferred shares asset coverage per share	$124,695		$119,060		$117,792	$115,720	$108,425
Portfolio turnover rate	119%		71%		17%	42%	87%

(1)	Calculated on average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)	Inclusive of expense reductions of 0.01% and 0.03% for the years ended July 31, 2014 and July 31, 2013, respectively, for payments received from the Fund’s insurance provider.

See accompanying Notes to Financial Statements | July 31, 2014 | Annual Report 61

Report of Independent Registered Public Accounting Firm
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

To the Shareholders and Board of Trustees of
PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (collectively hereafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 29, 2014

62 Annual Report | July 31, 2014

Tax Information/Proxy Voting Policies & Procedures (unaudited)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended July 31, 2014, are designated as “qualified dividend income”:

Income Strategy	3.64%

Income Strategy II	4.89%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended July 31, 2014, that qualify for the corporate dividend received deduction is set forth below:

Income Strategy	3.64%

Income Strategy II	4.89%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the shareholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended July 31, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (844) 33PIMCO (844-337-4626); (ii) on the Funds’ website at pimco.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

July 31, 2014 | Annual Report  63

Shareholder Meeting Results (unaudited)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

The Funds held their annual meetings of shareholders on July 31, 2014. Common and preferred shareholders voted as indicated below:

Income Strategy:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2016-2017 fiscal year	20,809,800	484,067

Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2016-2017 fiscal year	20,858,085	435,782

Re-election of Alan Rappaport* – Class I to serve until the annual meeting for the 2016-2017 fiscal year	**	**

Election of Alan B. Miller* – Class I to serve until the annual meeting for the 2016-2017 fiscal year	2,367	0

Election of Bradford K. Gallagher* – Class II to serve until the annual meeting for the 2014-2015 fiscal year	**	**

Election of Marti Murray* – Class II to serve until the annual meeting for the 2014-2015 fiscal year	2,367	0

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson and John C. Maney† continued to serve as Trustees of the Fund. In addition, because Mr. Gallagher was not elected as a Preferred Shares Trustee of the Fund, he continued to serve as a non-Preferred Shares Trustee of the Fund in accordance with his current term of office with respect to the Fund.

*                 Nominated for election by Preferred Shareholders of the Fund voting as a separate class

**          Trustee was not elected by shareholders at the annual meeting

†                 Interested Trustee

Income Strategy II:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class III to serve until the annual meeting for the 2016-2017 fiscal year	45,722,464	972,900

Election of James A. Jacobson – Class III to serve until the annual meeting for the 2016-2017 fiscal year	45,779,070	916,294

Re-election of John C. Maney† – Class III to serve until the annual meeting for the 2016-2017 fiscal year	45,725,154	970,210

Election of Bradford K. Gallagher* – Class I to serve until the annual meeting for the 2014-2015 fiscal year	**	**

Election of Marti Murray* – Class I to serve until the annual meeting for the 2014-2015 fiscal year	3,629	0

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan B. Miller, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund. In addition, because Mr. Gallagher was not elected as a Preferred Shares Trustee of the Fund, he continued to serve as a non-Preferred Shares Trustee of the Fund in accordance with his current term of office with respect to the Fund.

*                 Nominated for election by Preferred Shareholders of the Fund voting as a separate class

**          Trustee was not elected by shareholders at the annual meeting

†                 Interested Trustee

64 Annual Report | July 31, 2014

Shareholder Meeting Results (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in Note 4 to the Notes to Financial. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal for either Fund had not been received at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 special meeting was reconvened, and the shareholders of each Fund present voted to further adjourn the special meeting to July 31, 2014 to permit further solicitation of proxies. On July 31, 2014 special meeting of shareholders was reconvened again, and common and preferred shareholders of each Fund voted as indicated below:

Income Strategy:

	For	Against	Abstain
Approval of an Investment Management Agreement between Income Strategy and Pacific Investment Management Company LLC	12,317,998	389,189	2,935,070

Income Strategy II:

	For	Against	Abstain
Approval of an Investment Management Agreement between Income Strategy II and Pacific Investment Management Company LLC	28,737,600	952,004	6,260,614

July 31, 2014 | Annual Report  65

Loan Investments and Origination/Changes to Board of Trustees (unaudited)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Changes to Board of Trustees:

Neal P. Goldman resigned as a Trustee of the Funds on January 27, 2014.

At the annual meeting of shareholders of the Funds held on July 31, 2014, incumbent Trustee Alan Rappaport was replaced on the Board of Trustees of Income Strategy by Alan B. Miller, and Marti Murray was elected to fill the vacancy on the Board of Trustees of each Fund left by the resignation of Neal P. Goldman. Mr. Miller and Ms. Murray were each elected in a contested election for a Trustee position elected by preferred shareholders of Income Strategy, voting as a separate class. Mr. Miller and Ms. Murray were nominated by Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC, holders of the preferred shares of each Fund.

Craig A. Dawson’s appointment as Class III Trustee of Income Strategy and as a Class I Trustee of Income Strategy II became effective on September 5, 2014.

Alan Rappaport was appointed as a Class II Trustee of Income Strategy effective September 17, 2014.

66 Annual Report | July 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Consideration of the Proposed Investment Management Agreement

At meetings of the Boards of Trustees on December 11, 2013, each Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Boards held special in-person meetings with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Boards then held in-person meetings with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Boards discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the relevant Board’s approvals for each Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement. The summary below reflects information considered by the Trustees at the time of the Meetings and does not reflect subsequent events.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives

July 31, 2014 | Annual Report 67

Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees of other funds and accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Funds, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience

68 Annual Report | July 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted PIMCO’s expectation that the same investment professionals who were then currently responsible for managing each Fund’s portfolio would continue to do so following the proposed transition. They further noted that each Fund would continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited

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Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund, PIMCO, after discussions with each Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. Each Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating

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Management and Portfolio Management Agreements (unaudited) (continued)
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Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Funds. However, the Trustees considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of the Funds, including an open-end fund advised by PIMCO. The Trustees noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by the open-end fund offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and make use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under both the Current Agreements and the Proposed Agreement (because the Funds’ fees are calculated, and under the Proposed Agreement would continue to be calculated, based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). The Trustees took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have preferred shares and/or other forms of leverage outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in comparison to the Current Agreements because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement, and the total

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Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also reviewed information provided by PIMCO relating to the estimated impact on each Fund’s management fees and Operating Expenses of increasing such Fund’s leverage to the maximum practical level that could be attained without further Board approval, as calculated under both the Current Agreements (pursuant to which the Fund would pay management fees to PIMCO and separately pay Operating Expenses) and the Proposed Agreement (pursuant to which the Fund would pay the unified fee to PIMCO, which includes Operating Expenses), and noted the increase in each Fund’s net expenses under the Proposed Agreement under these circumstances would not be substantial. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Funds.

The Trustees noted that, for each Fund, the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of

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Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

common shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods (to the extent such Fund had been in existence) ended December 31, 2013. Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted above) and was not independently verified by the Trustees.

Income Strategy

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period, second quintile performance for the three-year period, first quintile performance for the five-year period, and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $175.1 million to $593.5 million, and that four of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Income Strategy II

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $175.1 million to $627.6 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated

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Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

The Trustees noted that, prior to December 2009, the Funds employed different investment strategies, were managed by a different lead portfolio manager and investment team and were assigned to a different Lipper category, and therefore the one- and three-year period performance information included in the Lipper materials may be more relevant in assessing the Funds’ performance relative to their peers.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the

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Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

Consideration of the Continuation of the Current Investment Management and Portfolio Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees and a majority of the Independent Trustees, voting separately, approve each Fund’s Investment Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Current Agreements”). As discussed under “Consideration of the Proposed Investment Management Agreement” above, the Trustees approved the Proposed Agreement between each Fund and PIMCO on March 10-11, 2014, which, as it was subsequently approved by shareholders of each Fund, will become effective for the Funds at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Funds and their shareholders. When the Proposed Agreement takes effect with respect to a Fund, PIMCO will replace AGIFM as the investment manager of such Fund and PIMCO will no longer serve as the Fund’s sub-adviser, and the Current Agreements with respect to such Fund will terminate. However, the current terms of the Current Agreements terminate before the Proposed Agreement is expected to take effect, and, therefore, the Trustees were also asked to approve the continuance of the Current Agreements for an additional term (which will expire upon the effectiveness of the Proposed Agreement, which has since been approved by shareholders). Accordingly, the Trustees of each Fund met in person on June 23-24, 2014 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Current Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

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Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)
PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

In connection with their deliberations regarding the continuation of the Current Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with the contract review meetings, the Trustees relied upon materials provided by the Investment Manager and the Sub-Adviser for the contract review meetings or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with strategies that have similarities (but are not substantially similar) to those of the Funds, (iv) the estimated profitability to the Investment Manager from its relationship with the Funds for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Current Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the

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Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high-quality services to the Funds in the future under the Current Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Current Agreements.

In assessing the reasonableness of each Fund’s fees under the Current Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Funds).

Income Strategy

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $175.1 million to $593.5 million, and that four of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share

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Matters Relating to the Trustees’ Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Income Strategy II

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $175.1 million to $626.6 million, and that none of the funds in the group were larger in assets size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated both on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Fund-specific performance results for the one-year, three-year, five-year and ten-year periods (to the extent such Fund had been in existence) ended December 31, 2013 reviewed by the Trustees are discussed under “Consideration of the Proposed Investment Management Agreement” above.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Funds. However, the Trustees considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of the Funds, including an open-end fund advised by PIMCO. The Trustees noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by the open-end fund offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and make use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under the Current Agreements (because each Fund’s fees are calculated based on total managed assets, including assets attributable to preferred

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Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

shares and certain other forms of leverage outstanding). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to have preferred shares and/or other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Funds’ use of leverage continues to be appropriate and in the best interests of the Funds under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Current Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds and research, statistical and quotation services the Investment Manager and Sub-Adviser may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Current Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Current Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Current Agreements was in the interests of each Fund and its shareholders, and should be approved.

July 31, 2014 | Annual Report 79

Privacy Policy (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet websites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a

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Privacy Policy (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

July 31, 2014 | Annual Report 81

Dividend Reinvestment Plan (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last

82 Annual Report | July 31, 2014

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33PIMCO (844-337-4626); website: www.amstock.com.

July 31, 2014 | Annual Report 83

Board of Trustees (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: PFL: 2003/PFN: 2004
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016 – 2017 fiscal year.
Trustee/Director of 25 funds in Fund Complex;
Trustee/Director of 40 funds in the Allianz Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 PFL/2015-2016 PFN fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of 58 funds in the Allianz Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of 40 funds in the Allianz Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009 – 2010) and Trustee of Nicholas-Applegate Institutional Funds (2007 – 2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson
Year of Birth:1945
Trustee PFL: 2009 – July 31, 2012; since September 2012/PFN 2009 – July 31, 2013; since August 5, 2013
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 PFL/2016 – 2017 PFN fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of 40 funds in the Allianz Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

84 Annual Report | July 31, 2014

Board of Trustees (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016 – 2017 PFL/2014 – 2015 PFN fiscal year.
Trustee/Director of 25 funds in Fund Complex;
Trustee/Director of 40 funds in the Allianz Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Year of Birth: 1953
Trustee PFL: 2010 – July 31, 2014; since September 2014/PFN 2010- July 31, 2012; since September 2012
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of 40 funds in the Allianz Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

Alan B. Miller(1)
Year of Birth: 1937
Trustee since: July 31, 2014 PFL/July 31, 2013 PFN
Term of office: Expected to stand for re-election at annual meeting of shareholders 2016 – 2017 PFL/2015 – 2016 PFN fiscal year.
Trustee/Director of 2 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Member of the boards of directors of Trinity Place Holdings Inc.; Allion Healthcare, Inc. and its affiliates; Catalyst Paper Corporation; Eagle Hospitality Properties Trust, Inc. and its affiliates; United Retail Group, Inc. and its affiliates; Friendly Ice Cream Corporation; Big 10 Tire Stores Inc., Mervyn’s Holdings, LLC, Chicago Loop Parking LLC, and CEVA Group Plc. (Since January 1, 2006)

Marti Murray(1)
Year of Birth: 1960
Trustee since: July 31, 2014
Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year.
Trustee/Director of 2 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Senior Managing Director, Goldin Associates LLC (since 2012); Formerly co-founder, Murray & Burnaman LLC (2009-2012).

(1) Ms. Murray and Mr. Miller have submitted their conditional resignations as Trustees of the Funds, which resignations would take effect for a Fund subject to and upon the completion of such Fund’s Tender Offer for its ARPS, as discussed in Note 9 to the Notes to Financial Statements.

July 31, 2014 | Annual Report 85

Board of Trustees (unaudited) (continued)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Craig A. Dawson†
Year of Birth: 1968
Trustee since: 2014
Term of office: Expected to stand for election at annual meeting of shareholders for the 2014 – 2015 fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.

John C. Maney†
Year of Birth: 1959
Trustee since: 2006
Term of office: Expected to stand for re-election
at annual meeting of shareholders for the 2015 – 2016 PFL/2016 – 2017 PFN fiscal year.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of 58 funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†  Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

†  Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Pacific Investment Management Company LLC and its affiliates.

86 Annual Report | July 31, 2014

Fund Officers (unaudited)

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Peter G. Strelow Year of Birth: 1970 President & Principal Executive Officer since: 2014	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau Year of Birth: 1974 Treasurer, Principal Financial and Accounting Officer since: 2014

Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Joshua D. Ratner Year of Birth: 1976 Vice President, Secretary & Chief Legal Officer since: 2014

Senior Vice President and Attorney, PIMCO. Chief Legal Officer, PIMCO Investments. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson Year of Birth: 1970 Vice President since: 2014	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown Year of Birth: 1967 Vice President since: 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker Year of Birth: 1974 Assistant Treasurer since: 2014	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil Year of Birth: 1969 Assistant Treasurer since: 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia Year of Birth: 1972 Chief Compliance Officer since: 2004

Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer of two Funds in the Fund Complex. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Trust, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc., collectively 82 funds in the Allianz Funds Complex.

Ryan G. Leshaw Year of Birth: 1980 Assistant Secretary since: 2014

Vice President and Attorney, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

AGIFM personnel served as Fund officers during the reporting period, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Investment Manager*
Hans W. Kertess	Pacific Investment Management Company LLC
Chairman of the Board of Trustees	650 Newport Center Drive
Craig A. Dawson	Newport Beach, CA 92660
Deborah A. DeCotis
Bradford K. Gallagher	Custodian & Accounting Agent
James A. Jacobson	State Street Bank & Trust Co.
John C. Maney	801 Pennsylvania Avenue
Alan B. Miller	Kansas City, MO 64105-1307
Marti Murray
William B. Ogden, IV	Transfer Agent, Dividend Paying Agent and Registrar
Alan Rappaport	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Fund Officers*	Brooklyn, NY 11219
Peter G. Strelow
President & Principal Executive Officer	Independent Registered Public Accounting Firm
William G. Galipeau	PricewaterhouseCoopers LLP
Treasurer, Principal Financial & Accounting Officer	1100 Walnut Street, Suite 1300
Joshua D. Ratner	Kansas City, MO 64106
Vice President, Secretary & Chief Legal Officer
Eric D. Johnson	Legal Counsel
Vice President	Ropes & Gray LLP
Erik C. Brown	Prudential Tower
Vice President	800 Boylston Street
Trent W. Walker	Boston, MA 02199
Assistant Treasurer
Stacie D. Anctil
Assistant Treasurer
Youse Guia
Chief Compliance Officer
Ryan G. Leshaw
Assistant Secretary

* Please note, at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”), previously the sub-adviser, replaced Allianz Global Investors Fund Management LLC (“AGIFM”) as the investment manager and PIMCO personnel replaced AGIFM personnel as Fund officers.

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at pimco.com/closedendfunds.

Information on the Funds is available at pimco.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (844) 33PIMCO (844-337-4626).

Receive this report electronically and eliminate paper mailings.

To enroll, go to pimco.com/edelivery.

AGI-2014-08-06-10322

AZ600AR_073114

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant did not grant any waivers, including impacting implicit waivers, from any provisions of the Code to the Principal Executive Officer or Principal Financial Officer during this period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James Jacobson, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined in the instructions to Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is defined for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)             Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,050 in 2014 and $81,000 in 2013.

b)             Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2014 and $16,000 in 2013.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning were $16,480 in 2014 and $15,530 in 2013. These services consisted of review or preparation of federal and state income tax returns, review of excise tax r distribution requirements and preparation of excise tax returns.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services rendered by the Auditor to the Registrant.

e)              Pre-approval policies and procedures

1)             The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (1) all audit services permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrants investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Services Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

2)             With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)               Not applicable.

g)              Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $7,454,533 and the 2013 Reporting Period was $7,163,242.

h)             The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre- approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of :

Alan Rappaport;

Bradford Gallagher;

Deborah DeCotis;

James Jacobson;

Hans Kertess;

William Ogden, IV;

Alan Miller;

Marti Murray

ITEM 6. INVESTMENTS

(a) The information required in this Item 6 is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

ITEM 8.            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of September 26, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II (PFN), (each a “Fund” and collectively, the “Funds”):

Mohit Mittal

Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined the firm in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

Alfred T. Murata

Mr. Murata is a managing director and portfolio manager in the Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of September 26, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Mohit Mittal	PFL	6	3,595.24	2	368.58	83	32,221.32	*

* Of these Other Accounts, 3 accounts totaling $ 1,253.30 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Alfred T. Murata	PFL	8	47,105.77	3	7,101.16	6	694.28

Mr. Murata does not have any performance-based accounts for the period.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Mohit Mittal	PFN	6	3,263.61	2	368.58	83	32,221.32	*

* Of these Other Accounts, 3 accounts totaling $ 1,253.30 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Alfred T. Murata	PFN	8	46,774.14	3	7,101.16	6	694.28

Mr. Murata does not have any performance-based accounts for the period.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 31, 2014, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

a.              Key Principles on Compensation Philosophy include:

•                  PIMCO’s pay practices are designed to attract and retain high performers.

•                  PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•                  PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•                  PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

b.              The Total Compensation Plan consists of three components:

•                  Base Salary — Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long-term Incentive Compensation — Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm.  M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals.  Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards.  PIMCO incorporates a progressive allocation of deferred compensation a percentage of total compensation, which is in line with market practices.

•                  The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•                  The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 31, 2014.

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Portfolio Manager	Dollar Range of Equity Securities in each Fund
William H. Gross, CFA	Over $1,000,000 in each Fund

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

a)             The Principal Executive Officer and Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

b)             There were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002

(a) (2) Exhibit 99.302 Cert. —Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Strategy Fund II

By:	/s/ Peter G. Strelow
Peter G. Strelow, President & Principal Executive Officer

Date:	October 03, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date:	October 03, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow, President & Principal Executive Officer

Date:	October 03, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date:	October 03, 2014